                                                                      Exhibit 99

                         Form 4 Joint Filer Information

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Name:                                 Pegasus Capital, LLC

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 Pegasus Investors IV GP, L.L.C.

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 Pegasus Investors IV, L.P.

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 Pegasus Partners IV, L.P.

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 LSGC Holdings LLC

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 PP IV LED, LLC

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 PP IV (AIV) LED, LLC

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807
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Date of Event Requiring Statement:    09/21/12

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Name:                                 LED Holdings, LLC

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Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807

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Date of Event Requiring Statement:    09/21/12

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